Exhibit 32.2

CERTIFICATION

I, James R. Giertz, in connection with the Annual Report of H.B. Fuller Company on Form 10-K for the fiscal year ended November 28, 2009, as amended, (the “Report”), hereby certify that:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of H.B. Fuller Company.

Date: January 26, 2010

/s/ James R. Giertz
James R. Giertz
Senior Vice President, Chief Financial Officer